Fifth Third Bank | All Rights Reserved
Barclays Capital
2011 Americas Select Conference
Daniel T. Poston
Executive Vice President & Chief Financial Officer
May 24, 2011
Please refer to earnings release dated April 21, 2011 and
10-Q dated May 9, 2011 for further information
Exhibit 99.1

FIFTH THIRD BANK

Tier 1 common ratio (%)
10.0
8.0
6.0
4.0
2.0
0.0
6.96
7.17
7.34
7.50
9.01
1Q10
2Q10
3Q10
4Q10
1Q11

NPL / Loans3 (%)
4.0
3.0
2.0
1.0
0.0
3.51
3.30
2.07
2.15
2.11
1Q10
2Q10
3Q10
4Q10
1Q11

PPNR2 / Net charge-offs (%)
200
150
100
50
0
98
131
1424
164
149
1Q10
2Q10
3Q10
4Q10
1Q11

Return on assets (%)
1.20
0.95
0.70
0.45
0.20
(0.05)
(0.0)
0.7
0.8
1.2
1.0
1Q10
2Q10
3Q10
4Q10
1Q11

Fifth Third Bank | All Rights Reserved
A foundation of continued growth
Capital – foundation for continued growth
—
Tier 1 common capital has increased 464bps or $4.0bn¹
— 9.0% Tier 1 common ratio is $1.0bn in excess of internal ~8.0%
target
— Capital base transformed through series of capital actions
–
$1.7bn common equity offering; $1.0bn senior notes issued;
$3.408bn TARP redemption; $280mm warrant repurchase
— Capital levels supplemented by strong reserve levels
–
Loan loss reserves 3.62% of loans and 170% of NPLs
Credit – ongoing discipline driving steady improvement
— Broad-based improvements in problem loans
–
73% reduction in 90+ day delinquent loans since 3Q09
–
NCO ratio of 1.92%, down 51% (-191 bps) since 3Q09
–
149% PPNR²
/ NCOs in 1Q11
— Balance sheet risk lowered through asset sales, resolutions
–
$1.3bn (44%) decline in NPLs since 4Q09
Profitability – recent results support positive momentum
—
PPNR²
remained stable throughout cycle
— Profitability metrics have improved significantly from crisis-era levels, with 4 consecutive profitable quarters
— Return on assets at or above 1.0% for last two quarters and exceeds most peers

Since December 31, 2008

Pre-provision net revenue (PPNR): net interest income plus noninterest income minus noninterest expense
3
Nonperforming loans and leases as a percent of portfolio loans, leases and other assets, including other real estate owned (excludes nonaccrual loans held-for-sale)
4
Excluding $510mm net charge-offs attributable to credit actions and $127mm in net BOLI settlement gains

FIFTH THIRD BANK

Michigan
Pennsylvania
Ohio
Illinois
Indiana
West Virginia
Missouri
Kentucky
Tennessee
North Carolina
Georgia
Florida

Fifth Third Bank | All Rights Reserved
Fifth Third franchise
$110 billion assets
$84 billion deposits
$13 billion market cap
15 affiliates in 12 states
1,310 banking centers
2,453 ATMs
Leading market share in mature Midwest
market
Built strong presence in higher growth
Southeastern markets over past 5 years

Fifth Third Bank | All Rights Reserved
1Q11 in review
Credit continuing to improve
• Net charge-offs of $367mm (1.92% of loans and leases) vs. 4Q10
NCOs of $356mm (1.86% of loans and leases)
• Total NPAs of $2.3B including held-for-sale declined $126mm or 5%
sequentially to lowest level since 2Q08
– Total delinquencies down 12% sequentially (lowest level since 2006)
• Provision expense of $168mm, reduction in allowance of $199mm
• Loan loss allowance of 3.62%; coverage 132% of NPAs and 170% of
NPLs and 1.9x annualized first quarter net charge-offs
Actions driving progress
• Focusing on credit quality, portfolio management, and loss mitigation strategies
• Executing on customer experience and employee engagement
initiatives
• Enhancing breadth and profitability of offerings and relationships
• Exit from all crisis-era government programs
Continued strong operating results
• Net income available to common shareholders of $88mm, or $0.10 per diluted share
– Net income reduced by $153mm of discount accretion recorded in preferred dividends accelerated by February repurchase of
$3.4B in TARP CPP Preferred Stock; $0.17 per share impact
• Average loan and lease balances excluding held-for-sale up 2%
sequentially; period end loans and leases flat sequentially
• Return on average assets of 1.0%
• Strong capital ratios: Tier 1 common 9.0%, Tier 1 capital ratio 12.2%,
Total capital ratio 16.3%

Average loan growth ($B)^
+2% QoQ; (1%) YoY
78
77
77
76
78
33
33
33
33
34
45
44
44
43
43
1Q10
2Q10
3Q10
4Q10
1Q11
Commercial Loans
Consumer Loans

Average core deposit growth ($B)
+1% QoQ; +2% YoY
77
77
75
76
78
15
15
14
12
11
43
43
42
43
45
19
19
19
21
22
1Q10
2Q10
3Q10
4Q10
1Q11
Demand
IBT/Savings/MMDA
Consumer CD/Core foreign

Average wholesale funding ($B)
(5%) QoQ; (19%) YoY
20
19
19
17
16
11
11
11
10
10
2
2
2
2
2
7
6
6
5
4
1Q10
2Q10
3Q10
4Q10
1Q11
LT debt
ST borrowings
Non-core deposits

Fifth Third Bank | All Rights Reserved
Balance sheet
• C&I loans up 4% sequentially and 4% from the previous year
• CRE loans down 3% sequentially and 17% from the previous year
• Consumer loans up 2% sequentially and 3% from the previous year
• Warehoused residential mortgage loans held-for-sale were $1.5B at quarter end versus $2.3B at year-end
• Core deposit to loan ratio of 100%, up from 97% in 1Q10
• DDAs up 2% sequentially and 15% year-over-year
• Retail average transaction deposits up 3% sequentially and 14% from the previous year, driven by growth in demand deposit, savings, and interest checking account balances
• Commercial average transaction deposits up 3% sequentially, driven by growth in demand deposit and interest checking account balances
– Excluding public funds balances, commercial average transaction deposits increased 1% sequentially and 17% over prior year
• Reduced wholesale funding by $3.8 billion from the first quarter of 2010
– Non-core deposits down 13% sequentially and 40% from the
previous year
– Short term borrowings down 8% sequentially and up 16% from the previous year
– Long-term debt flat sequentially and down 11% from the previous year
^ Excludes loans held-for-sale
Note: Numbers may not sum due to rounding

FIFTH THIRD BANK

NII and NIM (FTE)
4.0%
3.5%
3.0%
2.5%
2.0%
$901
$887
$916
$919
$884
3.63%
3.57%
3.70%
3.75%
3.71%
$950
$850
$750
$650
$550
$450
1Q10
2Q10
3Q10
4Q10
1Q11 ($mm)
Net Interest Income (right axis)
PAA*
NIM

Δ Δ

Fifth Third Bank | All Rights Reserved
Net interest income
• Sequential net interest income and net interest
margin (FTE) performance driven by lower
daycount, debt issuance for TARP repayment,
lower mortgage warehouse HFS balances, 4Q10
FTPS, LLC loan refinancing, and lower yields,
partially offset by deposit mix shift and pricing as
well as higher average total loan balances
– NII down $35mm, or 4%, sequentially and
down $17mm, or 2%, year-over-year
– NIM down 4 bps sequentially and up 8 bps
year-over-year
• 4Q10 FTPS, LLC loan refinancing represented
nearly half of decline in C&I loan yields
* Represents purchase accounting adjustments included in net interest income.
Yield Analysis
Interest-earning assets
1Q10 4Q10 1Q11
Seq.
(bps)
YoY
(bps)
Commercial and industrial loans 4.61% 4.64% 4.45% (19) (16)
Commercial mortgage loans 4.20% 4.17% 4.11% (6) (9)
Commercial construction loans 2.92% 2.90% 3.15% 25 23
Commercial leases 4.54% 4.21% 4.17% (4) (37)
Residential mortgage loans 5.18% 4.64% 4.67% 3 (51)
Home equity 4.02% 3.98% 3.96% (2) (6)
Automobile loans 6.24% 5.41% 5.10% (31) (114)
Credit card 10.76% 10.55% 10.43% (12) (33)
Other consumer loans and leases 11.87% 18.68% 18.54% (14) 667
Total loans and leases 4.87% 4.78% 4.67% (11) (20)
Taxable securities 4.28% 3.88% 3.96% 8 (32)
Tax exempt securities 3.65% 4.27% 4.77% 50 112
Other short-term investments 0.18% 0.25% 0.25% - 7
Total interest-earning assets 4.62% 4.52% 4.47% (5) (15)
• Yield on interest-earning assets declined 5 bps
sequentially and 15 bps year-over-year
Net Interest Income Reconciliation
($ in millions)
4Q10 NII (FTE) $919
Daycount (12)
FTPS loan restructuring (8)
Lower mortgage warehouse (8)
$1B debt issuance (7)
1Q11 NII (FTE) $884

Fee income as % of 1Q11 revenue

1Q11 Fee income distribution

60%
NII
40% Fee income
14%
Card & Processing
21%
Deposit fees
17%
Mortgage
15%
Corporate
banking
16%
Other
17%
Investment
advisors

Fifth Third Bank | All Rights Reserved
Diverse revenue stream
• Improving economy supportive of underlying revenue growth from loan growth and business fee income
– Higher market interest rates in future should add further benefit
• Negative impact of Reg E fully absorbed into results in 4Q10
• Timing and initial impact of debit interchange legislation currently unknown
– Legislative changes possible
– Timing of implementation 2H11, unless timeline altered
– ~3% of revenue at risk from initial impact before mitigating actions
– Valuable product and service; expect to mitigate through adjustments to product and service offerings
Economic trends should support long-term improvement in results through balance sheet growth and higher business activity

FIFTH THIRD BANK

Loans 30-89 days delinquent % vs. peers

2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
FITB
Peer Average

Loans 90+ days delinquent % vs. peers

1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
FITB
Peer Average

NPA ratio vs. peers

4.5%
3.5%
2.5%
1.5%
0.5%
2Q11 expect down
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
FITB
Peer Average

Net charge-off ratio vs. peers

(7.5%)* (HFS transfer)
5.0%*
3.8% Before credit actions
2.3% Before credit actions
2Q11 expect down
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
FITB
Peer Average

Fifth Third Bank | All Rights Reserved
Strong relative credit trends
Peer average includes: BBT, CMA, HBAN, KEY, MTB, MI, PNC, RF,STI, USB, WFC, and ZION
Source: SNL Financial and company filings. NPA and NCO ratios exclude loans held-for-sale and covered assets for peers where appropriate.
* 4Q08 NCOs included $800mm in NCOs related to commercial loans moved to held-for-sale; 3Q10 NCOs included $510mm in NCOs related to loans sold or moved to held-for-sale
FITB credit metrics are now generally better than peers

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$1,200
$1,000
$800
$600
$400
$200
$0
($200)
($400)
($600)
4.91%
4.85%
4.20%
3.88%
3.62%
$8
$582
$434
($109)
$956
($499)
$356
($190)
$367
($199)
1Q10
2Q10
3Q10
4Q10
1Q11
Net Charge-offs
Additional Provision
Reserves

1Q11 coverage ratios strong relative to peers

170%
112%
Reserves / NPLs
132%
95%
Reserves / NPAs
188%
180%
Reserves / Annualized NCOs
Fifth Third
Peer Average

8

Fifth Third Bank | All Rights Reserved
Industry leading reserve levels
Source: SNL and company reports. NPAs/NPLs exclude held-for-sale portion for all banks as well as covered assets for BBT, USB, and ZION.

1Q11 Tangible common equity ratio (including unrealized gains / losses)

Peer average: 7.6%
10.4%
9.2%
8.6%
8.6%
7.8%
7.7%
7.6%
7.3%
7.0%
6.7%
6.4%
6.1%
5.8%
CMA KEY FITB PNC MI HBAN STI WFC ZION BBT MTB USB RF

1Q11 Tier 1 common equity ratio

Peer average: 8.9%
10.7%
10.4%
10.3%
9.8%
9.3%
9.3%
9.1%
9.0%
8.9%
8.2%
7.9%
6.8%
6.4%
KEY CMA PNC HBAN ZION BBT STI FITB WFC USB RF MTB MI

1Q11 Tier 1 capital ratio

TARP
Peer average ex-TARP: 10.9%
15.5%
12.5%
9.8%
11.0%
13.5%
12.6%
12.2%
12.2%
12.1%
12.0%
11.5%
11.0%
10.8%
10.4%
8.8%
8.8%
6.4%
KEY PNC FITB ZION BBT HBAN WFC STI USB CMA MTB RF MI

1Q11 Texas ratio (HFI NPAs + loans >90 DPD) / (Reserves / TCE)

Peer average: 26%
12%
15%
18%
19%
20%
22%
29%
30%
30%
31%
33%
35%
39%
KEY HBAN CMA USB FITB PNC MTB WFC STI BBT ZION MI RF

Fifth Third Bank | All Rights Reserved
Strong capital position
Source: SNL Financial and Company reports. HFI NPAs exclude loans held-for-sale and also exclude covered assets for BBT, USB, and ZION
Capital ratios strong and reflect TARP CPP redemption

FIFTH THIRD BANK

Organic growth opportunities

- Support growth of core banking franchise
- Improving loan demand in recovering economy

Return to more normal dividend policy*

- Strong levels of profitability would support significantly higher dividend than current level
- Incorporated higher dividends in 1Q11 CCAR** submission

Strategic opportunities*

- Prudently expand franchise or increase density in core markets via disciplined acquisitions or de novos
- Attain top 3 market position in 65% of markets or more
- Current expectation is that acquisition activity not a near-term development given likely posture of attractive partners to Fifth Third

Repurchases / Redemptions*

- Common shares:
  - Manage excess capital in light of other deployment alternatives, maintenance of buffers over targeted / required capital levels, and stock price
  - Not expected in near term
- Trust preferred shares (TRUPs):
  - Possible redemption of certain TRUPs included in 1Q11 CCAR** submission
  - Have called $450mm due to regulatory capital treatment event or on normal call dates
  - Will evaluate remaining TRUPs in context of regulatory developments and desired capital structure given continued changes in regulations

Internal Tier 1 common equity target of ~8%

*Subject to Board of Directors and regulatory approval
**Comprehensive Capital Adequacy Review by Federal Reserve; proposed future capital actions confidentially submitted

10

Capital management philosophy 11 FifthThird Bank | All Rights Reserved

Fifth Third Bank | All Rights Reserved
Customer-centric traditional banking model:
well-positioned for changed financial landscape
Fifth Third’s business model is driven by traditional banking activities
— Largest bank headquartered within Fifth Third’s core Midwest footprint
— Focus on expansion and development of businesses where regional leadership matters
–
Retail, small business, and mid-market commercial
–
Select national lines where the bank has a distinctive element (i.e., Fifth Third
Processing Solutions, Indirect Auto, Healthcare)
No significant business at Fifth Third impaired during crisis; traditional banking focus consistent with direction of financial reform
— Didn’t / don’t originate or sell CDOs or securitize loans on behalf of others; no mortgage securitizations outstanding (except ~$100mm HELOC from 2003)
— Didn’t / don’t originate or sell subprime mortgages or Option ARMs
— Low level of financial system “interconnectedness” (e.g., Fifth Third loss in Lehman bankruptcy should be less than $2mm)
— Little to no impact from Volcker rule (de minimis market maker in derivatives, proprietary trading);
–
Daily VaR less than $500 thousand
–
Small private equity portfolio ~$100mm (holding company subsidiary)
Fifth Third’s businesses have performed well through the crisis - expect reintermediation and the landscape to evolve further toward our traditional strengths

Fifth Third Bank | All Rights Reserved
Well-positioned for the future
• Holding company cash currently sufficient for approximately 2 years of obligations; no holding company or Bank debt maturities until 2013
• Fifth Third has completely exited all crisis-era government support programs
– Fifth Third is one of the few large banks that have no TLGP-guaranteed debt
Superior capital and liquidity position
• NCOs below 2%; 1.9x reserves / annualized NCOs
• $1.2B problem assets addressed through loan sales and transfer to HFS in 3Q10
• Substantial reduction in exposure to CRE since 1Q09; relatively low CRE exposure versus peers
Proactive approach to risk management
• Traditional commercial banking franchise built on customer-oriented localized operating model
• Strong market share in key markets with focus on further improving density
• Fee income ~40% of total revenues
Diversified traditional banking platform
• PPNR has remained strong throughout the credit cycle
• PPNR substantially exceeds annual net charge-offs (149% PPNR / NCOs in 1Q11)
• 1.0% ROAA in 1Q11
Strong industry leader in earnings power

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,”
“projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent
Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins;
(5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8)
changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Fifth Third Processing Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth;(22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.